Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 30, 2013, among DELIA*S, INC., a Delaware corporation (the “Lead Borrower”), the Persons named on Schedule 1.01 to the Credit Agreement referred to below (collectively, together with the Lead Borrower, the “Borrowers”), the Persons named on Schedule 1.02 to the Credit Agreement referred to below (collectively, the “Guarantors”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and SALUS CAPITAL PARTNERS, LLC, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

RECITALS

A. The Borrowers, the Guarantors, the Lenders and the Agent are party to that certain Credit Agreement dated as June 14, 2013 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make certain loans and provide other financial accommodations to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers and Guarantors have requested that the Agent and the Lenders make certain changes to the Credit Agreement as set forth herein. The Agent and the Lenders are willing to make such changes to the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

1. RATIFICATION AND REAFFIRMATION OF OBLIGATIONS AND LIENS.

(a) Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Obligations (including, without limitation, all Obligations under Section 2.09 of the Credit Agreement as amended by the Fee Letter Amendment (as defined below) and of the Credit Agreement and the other Loan Documents, and agrees that its obligations under the Credit Agreement, the other Loan Documents and this Amendment are its legal, valid and binding obligations enforceable against it in accordance with the respective terms thereof. Each Loan Party further acknowledges and agrees that all payments to be made by such Loan Party under the Credit Agreement shall be made without condition or deduction for any counterclaim, defense, recoupment or set-off in accordance with the terms of the Credit Agreement and the other Loan Documents.

(b) Each Loan Party hereby ratifies and reaffirms all of the Liens heretofore granted pursuant to the Credit Agreement and the other Loan Documents as Collateral for the Obligations incurred pursuant to the Credit Agreement and the other Loan Documents, and acknowledges that all of such Liens, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

2. AMENDMENTS TO CREDIT AGREEMENT.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order therein:

““Third Amendment Effective Date” means September 30, 2013.”

(b) Section 1.01 (Defined Terms) of the Credit Agreement hereby is amended by deleting the definitions of “Fee Letter Amendment” and “Interim Period” appearing therein and inserting in lieu thereof the following:

““Fee Letter Amendment” means that certain Fee Letter Amendment dated as of the Third Amendment Effective Date between the Lead Borrower and the Agent.”

““Interim Period” means the period commencing on the First Amendment Effective Date and ending on the earlier to occur of (a) October 31, 2013, (b) the date on which the Convertible Notes are converted into Equity Interests in accordance with Section 3(a) of such Convertible Notes and the Loans are prepaid in accordance with Section 6.13(g), and (c) if Agent elects, the occurrence and continuance of a Default or Event of Default.”

3. AVAILABILITY RESERVE. Notwithstanding anything to the contrary set forth herein or in the Credit Agreement, as of the Third Amendment Effective Date, the Agent shall remove any Availability Reserve for the “Event Payments” (as such term is defined in the Securities Purchase Agreement), until earlier to occur of (a) October 31, 2013, and (b) if Agent elects, the occurrence and continuance of a Default or Event of Default, provided, that once the Convertible Notes are converted into Equity Interests in accordance with Section 3(a) of such Convertible Notes and the Loans are prepaid in accordance with Section 6.13(g) any such Availability Reserve shall be removed.

4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

(a) The Agent shall have received this Amendment and the Fee Letter Amendment, in each case, duly executed by each Loan Party, as applicable, and the Lenders; and,

(b) The Borrowers shall have paid the Agent an amendment fee of $25,000 and shall have paid in full all invoiced Credit Party Expenses in connection with the preparation, execution, delivery and administration of this Amendment. The fees and expenses described in this clause (b) shall be fully earned and payable as of the Third Amendment Effective Date, and no portion thereof shall be refunded or returned to the Lead Borrower or any other Loan Party under any circumstances.

5. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents, warrants and covenants that:

(a) The execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder, are all within such Loan Party’s powers, have been duly authorized and do not and will not (i) contravene the terms of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (A) any Material Contract or any Material Indebtedness to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Laws;

(b) No event or circumstance has occurred and is continuing that would constitute a Default or an Event of Default;

(c) The representations and warranties contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects as of the date made and, except to the extent that such representations and warranties relate expressly to an earlier date, remain true and correct in all material respects as of the date hereof (provided, that in the case of any representation and warranty qualified by materiality, such representation and warranty shall be true and correct in all respects (after giving effect to such materiality qualification)); and

(d) Such Loan Party has read and fully understands each of the terms and conditions of this Amendment and is entering into this Amendment freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of its own selection and not in reliance upon any representations, warranties or agreements made by the Agent or any Lender and not set forth in this Amendment.

6. RELEASE. In consideration of the agreements of the Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent and each Lender and their respective successors and assigns, and their respective present and former shareholders, Affiliates, trustees, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth herein.

7. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement and each other Loan Document shall remain in full force and effect. This Amendment, the Credit Agreement and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic means also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. NO THIRD PARTIES BENEFITED. This Amendment is made and entered into for the sole benefit of the Borrowers, the Guarantors, the Agent and the Lenders, and their permitted successors and assigns, and except as otherwise expressly provided in this Amendment, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

11. SEVERABILITY. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first written above.

DELIA*S, INC., as Lead Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DELIA*S DISTRIBUTION COMPANY, as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

A MERCHANDISE, LLC, as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DELIA*S OPERATING COMPANY, as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DELIA* S RETAIL COMPANY, as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DELIA* S GROUP INC., as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE – THIRD AMENDMENT]

DELIA* S BRAND LLC, as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

AMG DIRECT, LLC, as a Borrower

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DELIA* S ASSETS CORP., as a Guarantor

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DACCS, INC., as a Guarantor

By:	/s/ David J. Dick
Name:	David J. Dick
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE – THIRD AMENDMENT]

SALUS CAPITAL PARTNERS, LLC,
as Administrative Agent, as Collateral Agent, and as a Lender

By:	/s/ Daniel F. O’Rourke
Name:	Daniel F. O’Rourke
Title:	Senior Vice President

[SIGNATURE PAGE – THIRD AMENDMENT]

SALUS CLO 2012-1, LTD.,
as a Lender

By:	/s/ Daniel F. O’Rourke
Name:	Daniel F. O’Rourke
Title:	Senior Vice President

[SIGNATURE PAGE – THIRD AMENDMENT]